ARROW DWA TACTICAL FUND CLASS A SHARES: DWTFX CLASS C SHARES: DWTTX

1-877-277-6933 (1-877-ARROW-FD) www.arrowfunds.com

Summary Prospectus     December 1, 2009

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated December 1, 2009, along with the Fund’s most recent annual report dated July 31, 2009, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.arrowfunds.com/prospectus. You can also obtain these documents at no cost by calling 1-877-277-6933 or by sending an email request to Info@arrowfunds.com.

Investment Objective:  The Fund seeks to achieve long-term capital appreciation with capital preservation as a secondary objective.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund.  More information about these and other discounts is available from your financial professional and in How to Purchase Shares on page 35 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of redemption proceeds)	1.00%	None
Redemption Fee (as a % of amount redeemed, if shares are held less than 30 days)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.40%	1.41%
Acquired Fund Fees and Expenses (1)	0.45%	0.45%
Total Annual Fund Operating Expenses	3.10%	3.86%
Fee Waiver (2)	(0.65)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waiver	2.45%	3.20%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

(2)

The Fund's advisor has contractually agreed to reduce its fees and/or reimburse expenses of the Fund, until at least November 30, 2010, to ensure that Total Annual Fund Operating Expenses After Fee Waiver and reimbursement, if any (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) will not exceed 2.00% for Class A shares and 2.75% for Class C shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice.

Example:  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$809	$1,420	$2,054	$3,747
Class C	$323	$1,118	$1,931	$4,046

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 228% of the average value of its portfolio.

Principal Investment Strategies:  The Fund primarily invests in exchange traded funds ("ETFs") that each invest primarily in (1) equity securities, (2) fixed income securities, or (3) alternative assets.  The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks; and defines fixed income securities to include ETFs that invest primarily in fixed income securities, such as bonds, notes and debentures; and defines alternative assets to include ETFs that invest primarily in alternative assets such as commodities and real estate-related securities.  The Fund is a "fund of funds," which means that it primarily invests in ETFs.  The Fund invests in securities without restriction as to capitalization, credit quality or country.  Dorsey, Wright & Associates ("DWA"), the Fund's investment sub-advisor, uses technical analysis to allocate the Fund's assets among equity, fixed income, and alternative asset market segments.  Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices and trading volume, in an effort to determine probable future prices.

Under normal circumstances, the Fund will invest:

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From 0% to 100% of its assets in equity securities, including ETFs that invest in domestic and international equity securities;

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From 0% to 100% of its assets in fixed income securities of any credit quality, including ETFs that invest in fixed income securities; and

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From 0% up to 90% of its assets in alternative assets, including ETFs that invest in alternative assets.

The Fund will invest in ETFs within specific market segments when DWA’s technical models indicate a high probability that the applicable market segments and ETFs are likely to outperform the applicable universe. The Fund will sell interests or reduce investment exposure among a market segment or ETF when DWA's technical models indicate that such market or ETF are likely to underperform the applicable universe. The Fund may invest heavily in fixed-income ETFs, cash positions and similar securities when DWA’s technical models indicate these assets should significantly outperform the equity and/or alternative market segments.  The Fund's fixed income securities may by rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the sub-advisor to be of comparable quality.  The alternative asset market segment refers to investments that are historically non-correlated to either equity or fixed income investments such as commodities or real estate.  In order to gain inverse exposure to the equity markets, the Fund may use derivatives and futures.  The Fund also may use currency futures.

In general, the Fund’s investments in equity securities are intended to achieve the capital appreciation component of the Fund's investment objectives.  At times, the Fund invests in fixed income securities in order to achieve the capital preservation component of the Fund's investment objectives.  The Fund’s investments in alternative assets are intended to enable the portfolio to be less reliant on fixed income investments for reducing volatility and equities for increasing returns.  DWA may engage in frequent buying and selling of portfolio securities to achieve the Fund's investment objectives.

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund.  The Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  Many factors affect the Fund's net asset value and performance.

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Commodity Risk: ETFs investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities.

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Credit Risk:  There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund directly or through an ETF, resulting in losses to the Fund.  In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.  Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund.  Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security.  The Fund may invest, directly or indirectly, in “junk bonds.” Such securities are speculative investments that carry greater risks than higher quality debt securities.

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ETF Risk.  ETFs are subject to investment advisory and other expenses, which will be indirectly paid by the Fund.  As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF shares may differ from their net asset value.  Each ETF is subject to specific risks, depending on the nature of the ETF and ETFs that invest in the "Alternative Asset” market segment may be more volatile than other Fund investments.

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Fixed Income Risk: When the Fund invests in ETFs that own bonds, or in this type of security directly, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of bond funds owned by the Fund.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Fund’s investments decreases.

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Foreign Investment Risk: Although the Fund will not invest in the securities of foreign companies directly, it may invest in ETFs that invest in foreign international equity securities.  Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.  Investing in emerging markets imposes risks different from, or greater than, risks of investing in foreign developed countries.

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Issuer-Specific Risk.  The value of a specific security or ETF can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.  The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

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Management Risk:  DWA's investment decisions about individual securities as well as ETFs impact the Fund's ability to achieve its investment objective.  DWA's judgments about the attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that DWA’s investment strategy will produce the desired results.

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Market Risk:  Overall stock market risks may affect the value of individual securities and ETFs in which the Fund invests.  Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets.  When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

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Non-Diversification Risk: As a non-diversified fund, the Fund may invest greater than 5% of its total assets in the securities of one or more issuers.  The Fund may also invest in ETFs that are non-diversified.  Because a relatively high percentage of the assets of the Fund may be invested in the securities of a limited number of issuers, the value of shares of the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than the value of shares of a diversified investment company. This fluctuation, if significant, may affect the performance of the Fund.

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Portfolio Turnover Risk: Portfolio turnover refers to the rate at which the securities held by the Fund are replaced. The higher the rate, the higher the transactional and brokerage costs associated with the turnover, which may reduce the Fund’s return unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase a Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder.

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Real Estate Risk:  ETFs that invest in real estate are subject to the risks associated with investing in real estate. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and changes in interest rates.

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Sector Risk:  The Fund may focus its investments in securities of a particular sector or in ETFs that focus investments in securities of a particular sector.  Economic, legislative or regulatory developments may occur which significantly affect the entire sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

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Small and Medium Capitalization Stock Risk.  The value of a small or medium capitalization company stocks or ETFs that invests in stocks of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Performance:  Because the Fund has less than a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Shareholder reports containing financial and performance information will be mailed to shareholders semi-annually.

Investment Advisor:  Arrow Investment Advisors, LLC

Sub-Advisor:  Dorsey, Wright & Associates, Inc.

Portfolio Managers:

Michael Moody Senior Portfolio Manager Since May 2008	Harold Parker Senior Portfolio Manager Since May 2008	John Lewis Portfolio Manager Since May 2008

Purchase and Sale of Fund Shares:  The minimum initial investment in the Fund is $5,000 ($2,000 for retirement accounts) and the minimum subsequent investment is $250.  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open.  Redemptions requests may be made in writing, by telephone, online at www.arrowfunds.com, or through a financial intermediary and will be paid by check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-free plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.